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UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, DC  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-2910

Madison Mosaic Government Money Market Trust
(Exact name of registrant as specified in charter)

550 Science Drive, Madison, WI  53711
(Address of principal executive offices)(Zip code)

Pamela M. Krill
Madison/Mosaic Legal and Compliance Department
550 Science Drive
Madison, WI  53711
(Name and address of agent for service)

Registrant's telephone number, including area code:  608-274-0300

Date of fiscal year end:  September 30

Date of reporting period:  September 30, 2009

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).  The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspoection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public.  A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number.  Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC  20549-0609.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. s 3507.

Item 1.  Report to Shareholders.

ANNUAL REPORT

September 30, 2009

Madison Mosaic Government Money Market

(Madison Mosaic logo)

Madison Mosaic Funds
www.mosaicfunds.com

Contents

Letter to Shareholders	1
Report of Independent Registered Public Accounting Firm	3
Portfolio of Investments	4
Statement of Assets and Liabilities	5
Statement of Operations	6
Statements of Changes in Net Assets	6
Financial Highlights	7
Notes to Financial Statements	8
Fund Expenses	11
Management Information	12

Madison Mosaic Government Money Market September 30, 2009

Letter to Shareholders

(photograph of Christopher Nisbet)

The one-year period ended September 30, 2009 saw the seven-day yield of Madison Mosaic Government Money Market at historic lows as the Federal Reserve Board continued to seek relief from what may be the deepest recession since the Great Depression. The Federal Reserve Board cut its Fed Funds Target Rate from 2.00% at the beginning of the period to a period-ending low of 0.00-0.25%. Money market yields are directly related to the Fed Funds Target Rate. As a result of these low rates, fund management has committed to cuts in fees that are calibrated to maintain the $1.00 per share value of your fund. Rate cuts were just one of many government and Federal Reserve Board interventions designed to inject liquidity and produce confidence in the struggling debt markets.

Economic Overview

A year ago we suggested that the 2007-2008 September to September period would likely be one that will be studied by students of economics for generations to come. This past year has proven to be an important part of the case study. As the period began on September 30, 2008 we were in the midst of a worldwide financial crisis that was creating sell-offs in virtually every asset class, other than the most secure assets issued or insured by the federal government. Several large and highly regarded institutions had failed or required government-sponsored bailouts. Banks were unwilling to lend to each other, and the general market mood was characterized by fear. Concerned with a possible meltdown of the U.S. financial system, Congress was rushing to put together massive "bailout" legislation in an attempt to aid banking balance sheets and get credit flowing again.

As our one-year period got underway, we witnessed continued unrest in the financial sector and a realization that the credit problems would not be confined to just a few financial institutions. As the credit crisis spread across the economy it became clear that we were in the midst of what could prove to be the worst recession of our times. Conditions appeared to worsen in early 2009. By the beginning of March, talk about another depression and the collapse of the global financial system was widespread and the broad stock indices were down close to 25% on top of the record-setting losses of 2008. Then sentiment shifted, in the mysterious way that is characteristic of investor psychology, and money began to flow into stocks and riskier bonds. To get a sense of the gyrations, the S&P 500, considered a proxy for the overall stock market, rose 15.9% in the second quarter, and continued to rally in the third quarter of 2009, tacking on another 15.6%, to create one of the steepest rebounds in market history.

This rally, at least at first, was not so much driven by positive news as it was by diminishing worry. In other words, investors who were once worried about the collapse of the global financial system and another great depression were beginning to believe that the economic problems were deep, but not fathomless. By the later part of the period, some of the important economic indicators showed signs of bottoming and other problem areas showed decreasing losses, even as other economic data, such as unemployment, remained in troubling territory. These positive signs, however modest, were eagerly noted by investors looking for hints of recovery and the period ended with a dominance of optimism and a market led by higher-risk investments.

Outlook

While we are getting early economic data and leading indicators suggesting improvement in the general economy, the indicators are improving from extremely low levels. We are also concerned that we could eventually hit an inflationary problem that develops directly from current monetary and fiscal policy, although we don’t see this as an

Madison Mosaic Government Money Market 1

Letter to Shareholders (concluded)

immediate threat. However, we would expect any dramatic spike in inflation to be accompanied by increases in interest rates, which would depress the value of all but the shortest term bonds, such as those held in Madison Mosaic Government Money Market.

The biggest risks we see right now are associated with the economy. Despite all the chatter about the improving economic data, we remain concerned that small improvements from a level of deep trouble may produce undeserved optimism. Consumer spending is still muted, and with unemployment remaining high, and credit difficult to come by, it seems unlikely that we will see a consumer-driven rally anytime soon. Risky assets are clearly priced for solid and significant economic improvement and this strikes us as a time in which it is prudent to include capital preservation strategies such as Madison Mosaic Government Money Market within a portfolio.

Sincerely,

(signature)
Christopher Nisbet, CFA
Vice President and Portfolio Manager

2 Annual Report • September 30, 2009

Madison Mosaic Government Money Market September 30, 2009

Report of Independent Registered Public Accounting Firm

TO THE BOARD OF TRUSTEES AND SHAREHOLDERS OF MADISON MOSAIC GOVERNMENT MONEY MARKET

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments of the Madison Mosaic Government Money Market (the "Fund") as of September 30, 2009 and the related statements of operations for the year then ended and the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2009 by correspondence with the Fund’s custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Madison Mosaic Government Money Market as of September 30, 2009, and the results of its operations for the year then ended and the changes in its net assets for each of the two years in the period then ended and financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

(signature)

Chicago, Illinois
November 23, 2009

Madison Mosaic Government Money Market 3

Madison Mosaic Government Money Market September 30, 2009

Portfolio of Investments

	PRINCIPAL AMOUNT	VALUE
US GOVERNMENT AGENCY OBLIGATIONS: 98.5% of net assets
Fannie Mae, 0.24%, 10/1/09	$1,225,000	$1,225,000
Fannie Mae, 0.23%, 10/6/09	1,000,000	999,968
Fannie Mae, 0.19%, 10/13/09	1,750,000	1,749,882
Fannie Mae, 0.25%, 10/26/09	1,000,000	999,826
Fannie Mae, 0.22%, 10/28/09	210,000	209,965
Fannie Mae, 0.14%, 11/9/09	500,000	499,924
Fannie Mae, 0.10%, 11/16/09	750,000	749,904
Fannie Mae, 0.13%, 12/9/09	750,000	749,807
Fannie Mae, 0.14%, 12/17/09	350,000	349,895
Fannie Mae, 0.18%, 1/6/10	250,000	249,879
Federal Home Loan Bank, 0.20%, 10/2/09	1,000,000	1,000,131
Federal Home Loan Bank, 0.44%, 10/13/09	750,000	750,051
Federal Home Loan Bank, 0.19%, 10/15/09	1,000,000	999,925
Federal Home Loan Bank, 0.24%, 10/23/09	750,000	749,890
Federal Home Loan Bank, 0.21%, 10/29/09	1,000,000	999,836
Federal Home Loan Bank, 0.17%, 11/4/09	452,000	451,927
Federal Home Loan Bank, 0.15%, 11/12/09	1,000,000	999,825
Federal Home Loan Bank, 0.12%, 11/17/09	750,000	749,883
Federal Home Loan Bank, 0.12%, 11/27/09	1,000,000	999,810
Federal Home Loan Bank, 0.15%, 12/16/09	650,000	649,794
Federal Home Loan Bank, 0.15%, 12/18/09	750,000	749,765
Freddie Mac, 0.21%, 10/5/09	1,000,000	999,976
Freddie Mac, 0.14%, 10/7/09	700,000	699,984
Freddie Mac, 0.17%, 10/14/09	750,000	749,954
Freddie Mac, 0.20%, 10/19/09	1,000,000	999,900
Freddie Mac, 0.17%, 10/20/09	1,000,000	999,910
Freddie Mac, 0.26%, 11/2/09	750,000	749,827
Freddie Mac, 0.26%, 11/23/09	750,000	749,713
Freddie Mac, 0.24%, 11/30/09	800,000	799,680
Freddie Mac, 0.17%, 12/8/09	1,000,000	999,679
Freddie Mac, 0.13%, 12/21/09	800,000	799,766

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (Cost $25,433,276)		$25,433,276
	PRINCIPAL AMOUNT	VALUE
REPURCHASE AGREEMENT: 1.4% of net assets
With U.S. Bank National Association issued 9/30/09 at 0.01%, due 10/1/09, collateralized by $372,589 in Freddie Mac MBS #G11649 due 2/01/20. Proceeds at maturity are $365,272. (Cost $365,272)		$ 365,272

TOTAL INVESTMENTS: (Cost $25,798,548+)		$25,798,548

CASH AND RECEIVABLES LESS LIABILITIES: 0.1% of net assets		18,808

NET ASSETS: 100%		$25,817,356
+ Aggregate cost for federal income tax purposes as of September 30, 2009.

The Notes to Financial Statements are an integral part of these statements.

4 Annual Report • September 30, 2009

Madison Mosaic Government Money Market September 30, 2009

Statement of Assets and Liabilities

ASSETS
Investment, at value (Note 1)
Total government agency obligations	$25,433,276
Repurchase agreement	365,272
Total investments (cost $25,798,548)	25,798,548
Capital Shares Sold	1,873
Interest Receivable	25,586
Total assets	25,826,007

LIABILITIES
Payables
Capital shares redeemed	2,651
Independent trustee fees	1,500
Auditor fees	4,500
Total liabilities	8,651

NET ASSETS	$25,817,356
Net assets consists of:
Paid in capital	25,816,701
Accumulated net realized gains	655
Net Assets	$25,817,356

CAPITAL SHARES OUTSTANDING An unlimited number of capital shares, without par value, are authorized (Note 5)	25,816,785

NET ASSETS VALUE PER SHARE	$1.00

The Notes to Financial Statements are an integral part of these statements.

Madison Mosaic Government Money Market 5

Madison Mosaic Government Money Market

Statement of Operations

For the year ended September 30, 2009

INVESTMENT INCOME (Note 1)
Interest income	$ 259,990
EXPENSES (Notes 3, 4 and 6)
Investment advisory fees	144,580
Service agreement fees	101,515
Independent trustee fees	6,000
Auditor fees	4,500
Line of credit interest and fees	258
Expenses waived	(127,653)
Total expenses	129,200
NET INVESTMENT INCOME	$130,790
NET REALIZED GAIN ON INVESTMENTS	655
TOTAL INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$ 131,445

Madison Mosaic Government Money Market

Statements of Changes in Net Assets

	Year Ended September 30,
	2009	2008
INCREASE IN NET ASSETS RESULTING FROM OPERATIONS
Net investment income	$130,790	$926,857
Net realized gain on investments	655	3,639
Total increase in net assets resulting from operations	131,445	930,496
DISTRIBUTION TO SHAREHOLDERS
From net investment income	(130,790)	(926,857)
From net capital gains	(2,111)	--
Total distributions	(132,901)	(926,857)
CAPITAL SHARE TRANSACTIONS (Note 5)	(5,155,966)	(4,888,388)
TOTAL DECREASE IN NET ASSETS	(5,157,422)	(4,884,749)
NET ASSETS
Beginning of year	$30,974,778	$35,859,527
End of year	$25,817,356	$30,974,778

The Notes to Financial Statements are an integral part of these statements.

6 Annual Report • September 30, 2009

Madison Mosaic Government Money Market

Financial Highlights

Selected data for a share outstanding for the periods indicated.

	Year Ended September 30,
	2009	2008	2007	2006	2005
Net asset value, beginning of period	$1.00	$1.00	$1.00	$1.00	$1.00
Net investment income	-- *	0.03	0.05	0.04	0.02
Less distributions from net investment income	-- *	(0.03)	(0.05)	(0.04)	(0.02)
Net asset value, end of period	$1.00	$1.00	$1.00	$1.00	$1.00
Total return (%)	0.43	2.73	4.70	4.05	2.08
Ratios and supplemental data
Net assets, end of period (thousands)	$25,817	$30,975	$35,860	$36,846	$41,884
Ratio of expenses to average net assets before fee waiver (%)	0.89	0.88	0.88	0.88	0.88
Ratio of expenses to average net assets after fee waiver[1] (%)	0.45	0.63	0.63	0.63	0.63
Ratio of net investment income to average net assets before fee waiver (%)	0.01	2.47	4.35	3.69	1.84
Ratio of net investment income to average net assets after fee waiver[1] (%)	0.45	2.72	4.60	3.94	2.09

* Greater than $0.00 but less than $0.01.

1See Notes 3 and 4 to the Financial Statements.

The Notes to Financial Statements are an integral part of these statements.

Madison Mosaic Government Money Market 7

Madison Mosaic Government Money Market

Notes to Financial Statements

1. Summary of Significant Accounting Policies. Madison Mosaic Government Money Market (the "Fund") is registered with the Securities and Exchange Commission under the Investment Company Act of 1940 as an open-end, diversified investment management company. The Fund invests solely in securities issued by the U.S. Government or any of its agencies or instrumentalities or in repurchase agreements backed by such securities. Because the Fund is 100% no-load, its shares are offered and redeemed at the net asset value per share.

Securities Valuation: Portfolio securities are valued at acquisition cost as adjusted for amortization of premium or accretion of discount, which approximates fair value.
The Fund adopted Financial Accounting Standards Board ("FASB") guidance on fair value measurements effective January 1, 2008. Fair value is defined as the price that the Fund would receive to sell an investment or pay to transfer a liability in an orderly transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the investment or liability. The guidance establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in pricing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes.
Various inputs as noted above are used in determining the value of the Funds’ investments and other financial instruments. These inputs are summarized in the three broad levels listed below.

Level 1: Quoted prices in active markets for identical securities

Level 2: Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3: Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. In April 2009, the FASB issued guidance on how to determine the fair value of assets and liabilities when the volume and level of activity for the asset/liability have significantly decreased, as well as guidance on identifying circumstances that indicate a transaction is not orderly.

The following table represents the Fund’s investments carried on the Statement of Assets and Liabilities by caption and by level within the fair value hierarchy as of September 30, 2009:

8 Annual Report • September 30, 2009

Notes to Financial Statements (continued)

Fund	Level 1	Level 2	Level 3	Value at 9/30/2009
Government
U.S. Government Agency Obligations	$--	$25,433,276	$--	$25,433,276
Repurchase Agreement	--	365,272	--	365,272
Total	$--	$25,798,548	$--	$25,798,548

At September 30, 2009 and for the year then ended, the Fund held no Level 3 securities. Please see the Portfolio of Investments for a listing of all securities within the U.S. Government Agency Obligations category.

Investment Transactions: Investment transactions are recorded on a trade date basis. The cost of investments sold is determined on the identified cost basis for financial statement and Federal income tax purposes.

Investment Income: Interest income is recorded on an accrual basis. Bond premium is amortized and original issue discount and market discount are accreted over the expected life of each applicable security using the effective interest method.

Distribution of Income: Net investment income, determined as gross investment income less total expenses, is declared as a dividend each business day. Dividends are distributed to shareholders or reinvested in additional shares as of the close of business at the end of each month. Distributions paid during the years ended September 30, 2009 and 2008 were $132,901 and $926,857, respectively. The 2009 distribution was comprised of $2,111 short-term capital gain and $130,790 of ordinary income. The 2008 distribution was all from ordinary income. The distributions were identical for book purposes and tax purposes. As of September 30, 2009, the Fund had $655 of accumulated net realized gains as the only component of distributable earnings on a tax basis.

Income Tax: No provision is made for Federal income taxes since it is the intention of the Fund to comply with the provisions of the Internal Revenue Code available to investment companies and to make the requisite distribution to shareholders of taxable income which will be sufficient to relieve it from all or substantially all Federal income taxes.
The Fund adopted the provisions of FASB guidance on accounting for uncertainty in income taxes on June 29, 2007. The implementation resulted in no material liability for unrecognized tax benefits and no material change to the beginning net asset value of the Fund.
As of and during the year ended September 30, 2009, the Fund did not have a liability for any unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statement of operations. During the period, the Fund did not incur any interest or penalties.

Use of Estimates: The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions. Such estimates affect the reported amounts of assets and liabilities and reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

2. Investment in Repurchase Agreements. When the Fund purchases securities under agreements to resell, the securities are held in safekeeping by the Fund’s custodian bank as collateral. Should the market value of the securities purchased under such an agreement decrease below the principal amount to be received at the termination of the agreement plus accrued interest, the counterparty is required to place an equivalent amount of additional securities in safe-keeping with the Fund’s custodian bank. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having Advisory and Services Agreements with the same advisor, transfers uninvested cash balances into a joint trading

Madison Mosaic Government Money Market 9

Notes to Financial Statements (continued)

account. The aggregate balance in this joint trading account is invested in one or more consolidated repurchase agreements whose underlying securities are U.S. Treasury or Federal agency obligations. The Fund has approximately a 2.3% interest or $365,272 in the consolidated repurchase agreement of $15,680,125 collateralized by $15,994,177 in United States Treasury Notes. Proceeds at maturity are $15,680,129.

3. Investment Advisory Fee and Other Transactions with Affiliates. The Investment Advisor to the Fund, Madison Mosaic, LLC, a wholly owned subsidiary of Madison Investment Advisors, Inc. (the "Advisor"), earns an advisory fee equal to 0.5% per annum of the average net assets of the Fund. The fee is accrued daily and paid monthly. Since December 9, 2002, the Advisor has been irrevocably waiving 0.25% of this fee for the Fund. For the year ended September 30, 2009, the waived amount was $72,290. This waiver may end at any time.
The Advisor will reimburse the Fund for the amount of any expenses of the Fund (less certain expenses) that exceed 1.5% per annum of the average net assets of the Fund up to
$40 million and 1% per annum of such amount in excess of $40 million. No amounts were reimbursed to the Fund by the Advisor for the year ended September 30, 2009.
As disclosed in Note 4 below, due to the historically low yields of the securities in which the Fund invests, the Advisor is waiving all Fund fees and expenses in excess of the Fund’s actual yields until its yield without expenses exceeds 0.50%.

4. Other Expenses. Under a separate Services Agreement, the Advisor will provide or arrange for the Fund to have all other necessary operational and support services for a fee based on a percentage of average net assets, other than the expenses of the Fund’s Independent Trustees and auditor ("Independent Service Providers") which are paid directly based on cost and any costs associated with the Line of Credit described in Note 6. The Fund also pays its fees related to portfolio holdings and extraordinary or nonrecurring fees. For the year ended September 30, 2009, this services fee was 0.35%. The Fund uses U.S. Bancorp Fund Services, LLC as its transfer agent and U.S. Bank as its custodian. The transfer agent and custodian fees are paid by the Advisor and allocated to the Fund pursuant to a services agreement and are included in other expenses. The Fund paid $10,500 directly for Independent Service Providers fees for the year ended September 30, 2009.
Due to the historically low yields of the securities in which the Fund invests, the Advisor has committed to waive payments for all Fund expenses in excess of the Fund’s actual yields until its yield without expenses exceeds 0.50%. For the year ended September 30, 2009, the additional waived amount was $55,363.

5. Capital Share Transactions. An unlimited number of capital shares, without par value, are authorized. Transactions in capital shares (in dollars) were as follows:

	Year Ended September 30,
	2009	2008
Shares sold	$7,385,657	$16,212,597
Shares issued in reinvestment of dividends	130,310	909,089
Total shares issued	7,515,967	17,121,686
Shares redeemed	(12,671,933)	(22,010,074)
Net decrease	$(5,155,966)	$ (4,888,388)

6. Line of Credit. The Fund has a $10 million revolving credit facility with a bank for temporary emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The interest rate on the outstanding principal amount is equal to the prime rate less 0.5% (effective rate of 2.75% at September 30, 2009). The line of credit contains loan covenants with respect to certain financial ratios and operating matters. The Fund was in compliance with these covenants as of September 30, 2009 and 2008. During the year ended September 30, 2009, the Fund drew $33,000 with interest paid on the draw and renewal fees of $258. The Fund had repaid in full its line of credit as of September 30, 2009.

7. Accounting Pronouncement. In March 2008, the FASB issued guidance intended to enhance financial statement disclosures for derivative instruments and hedging activities and enable

10 Annual Report • September 30, 2009

Notes to Financial Statements (concluded)

investors to understand: a) how and why a fund uses derivative instruments, b) how derivative instruments and related hedge fund items are accounted for, and c) how derivative instruments and related hedge items affect a fund’s financial position, results of operations and cash flows. The guidance is effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008. At this time, management is evaluating the implications of the new guidance and its impact on the financial statements has not yet been determined.

8. Subsequent Events. Management has evaluated the impact of all subsequent events on the Fund through November 23, the date the financial statements were issued.

Fund Expenses (unaudited).

Example: This Example is intended to help you understand your costs (in dollars) of investing in the Fund and to compare these costs with the costs of investing in other mutual funds. See footnotes 3 and 4 above for an explanation of the types of costs charged by the Fund.

This Example is based on an investment of $1,000 invested on April 1, 2009 and held for the six-months ended September 30, 2009.

Actual Expenses

The table below titled "Based on Actual Total Return" provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,500 ending account valued divided by $1,000 = 8.5), then multiply the result by the number under the heading entitled "Expenses Paid During the Period."

Based on Actual Total Return[1]
	Actual Total Return[2]	Beginning Account Value	Ending Account Value	Annualized Expense Ratio[3]	Expenses Paid During the Period[3]
Government Money Market	0.00%	$1,000.00	$1,000.00	0.45%	$2.24

[1]For the six months ended September 30, 2009.

[2]Assumes reinvestment of all dividends and capital gains distributions, if any, at net asset value.

[3]Expenses (net of voluntary waiver) are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365.

Hypothetical Example for Comparison Purposes

The table below titled "Based on Hypothetical Total Return" provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Based on Hypothetical Total Return[1]
	Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio[2]	Expenses Paid During the Period[2]
Government Money Market	5.00%	$1,000.00	$1,025.33	0.45%	$2.26

[1]For the six months ended September 30, 2009.

[2]Expenses (net of voluntary waiver) are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365.

Madison Mosaic Government Money Market 11

Madison Mosaic Government Money Market

Management Information

Interested Trustees and Officers

Name and Year of Birth	Position(s) and Length of Time Served	Principal Occupation(s) During Past Five Years	Other Directorships/Trusteeships
Katherine L. Frank[1] 1960	President, 1996 – Present, and Trustee, 2001– Present

Madison Investment Advisors, Inc. ("MIA"), Managing Director and Vice President, 1986 – Present; Madison Asset Management, LLC ("MAM"), Director and Vice President, 2004 – Present; Madison Mosaic, LLC, President, 1996 – Present; Madison Mosaic Funds (13 funds, including the Fund) and Madison Strategic Sector Premium Fund (closed end fund), President, 1996 – Present ; Madison/Claymore Covered Call and Equity Strategy Fund (closed end fund), Vice President, 2005 – Present; MEMBERS Mutual Funds (15) and Ultra Series Fund (19) (mutual funds), President, 2009 – Present

Madison Mosaic Funds (all but Equity Trust) and Madison Strategic Sector Premium Fund, 1996 – Present; MEMBERS Mutual Funds (15) and Ultra Series Fund (19), 2009 – Present
Frank E. Burgess 1942	Trustee and Vice President, 1996 – Present

MIA, Founder, President and Director, 1973 – Present;
MAM, President and Director, 2004 – Present; Madison Mosaic Funds (13 funds, including the Fund) and Madison Strategic Sector Premium Fund, Vice President, 1996 – Present; MEMBERS Mutual Funds (15) and Ultra Series Fund (19), Vice President, 2009 – Present

Madison Mosaic Funds (13), Madison

Strategic Sector Premium Fund, and Madison/Claymore Covered Call & Equity Strategy Fund, 1996 – Present; Capitol Bank of Madison, WI, 1995 –
Present; American Riviera Bank of Santa Barbara, CA, 2006 – Present

Jay R. Sekelsky 1959	Vice President, 1996 – Present

MIA, Managing Director and Vice President, 1990 – Present; MAM, Director, 2009 – Present; Madison Mosaic, LLC, Vice President, 1996 – Present; Madison Mosaic Funds (13 funds, including the Fund) and Madison Strategic Sector Premium Fund, Vice President, 1996 – Present; Madison/Claymore Covered Call & Equity Strategy Fund, Vice President, 2004 – Present; MEMBERS Mutual Funds (15) and Ultra Series Fund (19), Vice President, 2009 – Present

N/A
Paul Lefurgey 1964	Vice President, 2009 – Present

MIA, Managing Director, Head of Fixed Income, 2005 – Present; Madison Mosaic Funds (13 funds, including the Fund) and Madison Strategic Sector Premium Fund, Vice President, 2009 – Present; MEMBERS Capital Advisors, Inc. ("MCA") (investment advisory firm), Madison, WI, Vice President 2003 – 2005; MEMBERS Mutual Funds (15) and Ultra Series Fund (19), Vice President, 2009 – Present

N/A
Greg D. Hoppe 1969	Treasurer, 2009 – Present Chief Financial Officer, 1999 – 2009

MIA, Vice President, 1999 – Present; MAM, Vice President, 2009 – Present; Madison Mosaic, LLC, Vice President,
1999 – Present; Madison Mosaic Funds (13 funds, including the Fund), Treasurer, 2009 – Present; Chief Financial Officer, 1999 – 2009; Madison Strategic Sector Premium Fund, Treasurer, 2005 – Present; Chief Financial Officer, 2005 – 2009; Madison/Claymore Covered Call & Equity Strategy Fund, Vice President, 2008 – Present; MEMBERS Mutual Funds (15) and Ultra Series Fund (19), Treasurer, 2009 – Present

N/A

1 "Interested person" as defined in the Investment Company Act of 1940. Considered an interested Trustee because of the position held with the investment advisor of the Fund.

12 Annual Report • September 30, 2009

Management Information (continued)

Name and Year of Birth	Position(s) and Length of Time Served	Principal Occupation(s) During Past Five Years	Other Directorships/Trusteeships
Holly S. Baggot 1960	Secretary and Assistant Treasurer, 2009 – Present

MAM, Vice President, 2009 – Present; MCA, Director-Mutual Funds, 2008 – 2009; Director-Mutual Fund Operations, 2006 – 2008; Operations Officer-Mutual Funds, 2005 – 2006; Senior Manager-Product & Fund Operations, 2001 – 2005; Madison Mosaic Funds (13 funds, including the Fund) and Madison Strategic Sector Premium Fund, Secretary and Assistant Treasurer, 2009 – Present; MEMBERS Mutual Funds (15) and Ultra Series Fund (19), Assistant Treasurer, 2009 – Present; Secretary, 1999 – Present; Treasurer, 2008 – 2009; Assistant Treasurer, 1997 – 2007

N/A
W. Richard Mason 1960	Chief Compliance Officer, 1992 – Present Corporate Counsel and Assistant Secretary, 2009 – Present General Counsel and Secretary, 1992 – 2009

MIA, MAM, Madison Scottsdale, LC (an affiliated investment advisory firm of MIA) and Madison Mosaic, LLC, General Counsel and Chief Compliance Officer, 1996 – 2009; Chief Compliance Officer and Corporate Counsel, 2009 – Present; Mosaic Funds Distributor, LLC (an affiliated brokerage firm of MIA), Principal, 1998 – Present; Concord Asset Management ("Concord") (an affiliated investment advisory firm of MIA), LLC, General Counsel, 1996 – 2009; Madison Mosaic Funds (13 funds, including the Fund) and Madison Strategic Sector Premium Fund, General Counsel, Chief Compliance Officer, 1992 – 2009; Chief Compliance Officer, Corporate Counsel, Secretary and Assistant Secretary, 2009 – Present; MEMBERS Mutual Funds (15) and Ultra Series Fund (19), Chief Compliance Officer, Corporate Counsel and Assistant Secretary, 2009 – Present

N/A
Pamela M. Krill 1966	General Counsel, Chief Legal Officer and Assistant Secretary, 2009 – Present

MIA, MAM, Madison Scottsdale, LC, Madison Mosaic, LLC, Mosaic Funds Distributor, and Concord, General Counsel and Chief Legal Officer, 2009 – Present; Madison Mosaic Funds (13 funds, including the Fund) and Madison Strategic Sector Premium Fund, General Counsel, Chief Legal Officer and Assistant Secretary, 2009 – Present; MEMBERS Mutual Funds (15) and Ultra Series Fund (19), General Counsel, Chief Legal Officer and Assistant Secretary, 2009 – Present; CUNA Mutual Insurance Society (insurance company with affiliated investment advisory, brokerage and mutual fund operations), Madison, WI, Managing Associate General Counsel-Securities & Investments, 2007 – 2009; Godfrey & Kahn, S.C. (law firm), Madison and Milwaukee, WI, Shareholder, Securities Practice Group, 1994-2007

N/A

Madison Mosaic Government Money Market 13

.Management Information (continued)

Independent Trustees

Name and Year of Birth	Position(s) and Length of Time Served[1]	Principal Occupation(s) During Past Five Years	Portfolios Overseen in Fund Complex[2]	Other Directorships/Trusteeships
Lorence D. Wheeler 1938	Trustee, 1996 – Present	Retired investor; Credit Union Benefits Services, Inc. (a provider of retirement plans and related services for credit union employees nationwide), Madison, WI, President, 1997 – 2001	48

Grand Mountain Bank FSB and Grand Mountain Bancshares, Inc. 2003 – Present; Madison Mosaic Funds (13 funds, including the Fund) and Madison Strategic Sector Premium Fund, 1996 – Present; Madison/Claymore Covered Call and Equity Strategy Fund, 1996 – Present; MEMBERS Mutual Funds (15) and Ultra Series Fund (19), 2009 – Present

Philip E. Blake 1944	Trustee, 2001 – Present	Retired investor; Lee Enterprises, Inc (news and advertising publisher), Madison, WI, Vice President, 1998 - 2001; Madison Newspapers, Inc., Madison, WI, President and Chief Executive Officer, 1993 – 2000	48

Madison Newspapers, Inc., 1993 – Present; Meriter Hospital & Health Services, 2000 – Present; Edgewood College, 2003 – Present; Madison Mosaic Funds (13 funds, including the Fund) and Madison Strategic Sector Premium Fund, 1996 – Present; MEMBERS Mutual Funds (15) and Ultra Series Fund (19), 2009 – Present

James R Imhoff, Jr. 1944	Trustee, 1996 – Present	First Weber Group (real estate brokers), Madison, WI, Chief Executive Officer, 1996 – Present	48

Park Bank, 1978 – Present; Madison Mosaic Funds (13 funds, including the Fund) and Madison Strategic Sector Premium Fund, 1996 – Present; Madison/Claymore Covered Call and Equity Strategy Fund, 1996 – Present; MEMBERS Mutual Funds (15) and Ultra Series Fund (19), 2009 – Present

1 Independent Trustees serve in such capacity until the Trustee reaches the age of 76, unless retirement is waived by unanimous vote of the remaining Trustees on an annual basis.

2 As of the date of this Annual Report, the Fund Complex consists of the Government Money Market Trust with 1 portfolio, the MEMBERS Mutual Funds with 15 portfolios, the Ultra Series Fund with 19 portfolios, the Madison Strategic Sector Premium Fund (a closed-end fund) and the Madison Mosaic Equity, Income, and Tax-Free Trusts, which together have 12 portfolios, for a grand total of 48 separate portfolios in the Fund Complex.

The Statement of Additional Information contains more information about the Trustees and is available upon request. To request a free copy, call Madison Mosaic Funds at 1-800-368-3195.

Tax Information. The Form 1099-DIV you receive in January 2010 will show the tax status of all distributions paid to your account in calendar 2009. Shareholders are advised to consult their own tax advisor with respect to the tax consequences of their investment in a Fund. A total of 26.99% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.

Forward-Looking Statement Disclosure. One of our most important responsibilities as mutual fund managers is to communicate with shareholders in an open and direct manner. Some of our comments in our letters to shareholders are based on current management expectations and are considered "forward-looking statements." Actual future results, however, may prove to be different from our expectations. You can identify forward-looking statements by words such as "estimate," "may," "will," "expect," "believe," "plan" and other similar terms. We cannot promise future returns. Our opinions are a reflection of our best judgment at the time this report is compiled, and we disclaim any obligation to update or alter forward-looking statements as a result of new information, future events, or otherwise.

Proxy Voting Information. The Fund only invests in non-voting securities. Nevertheless, the Fund adopted policies that provide guidance and set forth parameters for the voting of proxies relating to securities held in the Fund’s portfolio. These policies are available to you upon request and free of charge by writing to Madison Mosaic Funds, 550 Science Drive, Madison, WI 53711 or by calling toll-free at 1-800-368-3195. The Fund’s proxy voting policies may also

14 Annual Report • September 30, 2009

be obtained by visiting the SEC’s web site at www.sec.gov. The Fund will respond to shareholder requests for copies of our policies within two business days of request by first-class mail or other means designed to ensure prompt delivery.

N-Q Disclosure. The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website. The Fund’s Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information about the operation of the Public Reference Room may be obtained by calling the SEC at 1-800-SEC-0330. Form N-Q and other information about the Fund are available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov. Copies of this information may also be obtained, upon payment of a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, DC 20549-0102. Finally, you may call us at 800-368-3195 if you would like a copy of Form N-Q and we will mail one to you at no charge.

Discussion of Contract Renewal (Unaudited). With regard to the investment performance of each fund and the investment advisor, the Board reviewed current performance information provided in the written Board materials. They discussed the reasons for both outperformance and underperformance compared with peer groups and applicable indices. In particular, the Board recognized that the Advisor’s core philosophy to "participate and protect" (with the intent of participating in market rallies and protecting shareholder value during market declines) can result in underperformance when more risky securities and cyclical sectors are in favor. In keeping to its convictions, the Board recognized that the Advisor’s philosophy generally resulted in both peer and benchmark outperformance for the year ended June 30, 2009 by both equity and fixed-income portfolios (non-money market) during a time of market turmoil of historic proportions.
The Board recognized that the Advisor was taking all steps necessary for the Government Money Market Fund to maintain its stable net asset value. In doing so, they recognized that the fund’s investment objectives limited the securities in which it can invest to those whose yields were at unprecedented low levels.
A comprehensive discussion of fund performance and market conditions followed. The Board reviewed both short-term and long-term standardized performance, i.e. one, five and ten year (or since inception) average annual total returns for the Fund.
With regard to the costs of the services to be provided and the profits to be realized by the investment advisor and its affiliates from the relationship with the Fund, the Board reviewed the expense ratios for each Madison Mosaic fund compared with funds with similar investment objectives and of similar size. The Board reviewed such comparisons based on a variety of peer group comparisons from data extracted from industry databases including comparison to funds with similar investment objectives based on their broad asset category and total asset size, as well as from data provided directly by funds that most resembled each portfolio in the various Madison Mosaic mutual funds (the "Trusts") based on asset size and investment objective for the last year. Officers of the Advisor discussed the objective manner by which Madison Mosaic fees were compared to fees in the industry.
As in past years, the Trustees recognized that each Madison Mosaic fund’s fee structure should be reviewed based on total fund expense ratio rather than simply comparing advisory fees to other advisory fees in light of the simple expense structure maintained by the Trusts (i.e. a single advisory and a single services fee, with only the fixed fees of the Independent Trustees and auditors paid separately). As such, the Board focused its attention on the total expense ratios paid by other funds of similar size and category when considering the individual components of the expense ratios. The Board also recognized that investors are often required to pay distribution fees (loads) over and above the amounts identified in the expense ratio comparison reviewed by the Board, whereas no such fees are paid by Madison Mosaic shareholders.

The Trustees sought to ensure that fees were adequate so that the Advisor did not neglect its management responsibilities for the Trusts in favor of more "profitable"

Madison Mosaic Government Money Market 15

accounts. At the same time, the Trustees sought to ensure that compensation paid to the Advisor was not unreasonably high. With these considerations in mind, the Board compared the Advisor’s fee schedule for separately managed accounts with the fees paid by the Trusts. The Trustees recognized that the Advisor provides vastly more services to the Trusts than it does for separately managed accounts. The Board also reviewed materials demonstrating that although the Advisor is compensated for a variety of the administrative services it provides or arranges to provide pursuant to its Services Agreements with the Trusts, such compensation generally does not cover all costs due to the relatively small size of the funds in the Madison Mosaic family. Administrative, operational, regulatory and compliance fees and costs in excess of the Services Agreement fees are paid by the Advisor from its investment advisory fees earned. For these reasons, the Trustees recognized that examination of the Trusts’ total expense ratios compared to those of other investment companies was more meaningful than a simple comparison of basic "investment management only" fee schedules.

In reviewing costs and profits, the Trustees recognized that Madison Mosaic Funds are to a certain extent "subsidized" by the greater Madison Investment Advisors, Inc. organization because the salaries of all portfolio management personnel, trading desk personnel, corporate accounting personnel and employees of the Advisor who served as Trust officers, as well as facility costs (rent), could not be supported by fees received from the Trusts alone. However, although Madison Mosaic represents only a few hundred million dollars of assets out of the multiple billions of assets managed by the Madison Investment Advisors, Inc. organization in Wisconsin at the time of the meeting, the Trusts are profitable to the Advisor at the margin because such salaries and fixed costs are proportionately paid from revenue generated by management of the remaining assets. The Trustees reviewed a profitability analysis of the funds. In reviewing such matters, the Trustees understood, and the Advisor confirmed, that for purposes of the profitability analyses prepared for the written materials presented to the Trustee, excluded were the cost of salaries and benefits of portfolio managers and most other Advisory personnel other than the few whose duties were solely dedicated to Trust administration. As such, the Advisor’s profit margins would be much lower had a pro-rata portion of the compensation-related expenses of all personnel involved in some way with fund management and Advisory firm overhead had been factored into the analyses. However, the Advisor confirmed that although the fees paid by the Trusts at their present size might not be sufficient to profitably support a "stand-alone" mutual fund complex, the funds are reasonably profitable to the Advisor as part of its larger, diversified organization.

The Trustees recognized that Madison Mosaic’s reputation benefited the Advisor’s reputation in attracting separately managed accounts and other investment advisory business. In sum, the Trustees recognized that Madison Mosaic Funds are important to the Advisor, are managed with the attention given to other firm clients and are not treated as "loss leaders."

A general and detailed discussion regarding fees followed. As part of the Board’s review of the costs of services and the profits to be realized by the Advisor, the Board considered the scope, reasonableness and propriety of the securities research and any so-called "soft dollar" benefits that the Advisor receives in connection with brokerage transactions.

The Trustees recognized that the Advisor had been waiving fees and expenses applicable to the Fund. As of the date of its meeting, the Board considered that the amount of fees and expenses incurred respect to the Fund that were being paid by the Advisor from its own resources had materially increased as a result of the unprecedented drop in government security yields and the Advisor’s commitment to ensure the fund maintains a stable net asset value.

With regard to the extent to which economies of scale would be realized as a fund grows, the Trustees recognized that Madison Mosaic Funds, both individually and as a complex, remain small and that economies of scale would likely be addressed after funds see assets grow significantly beyond their current levels. In light of their size, the Trustees noted that at current asset levels, it was premature to discuss economies of scale for the Fund.

Finally, the Board reviewed the role of Mosaic Funds Distributor, LLC. They noted that the Advisor pays all distribution expenses of Madison Mosaic Funds because the Trusts do not pay distribution fees. Such expenses include

16 Annual Report • September 30, 2009

FINRA regulatory fees and "bluesky" fees charged by state governments in order to permit the funds to be offered in the various United States jurisdictions.

The Board then asked the Advisor and its representatives if there was anything else not provided in written Board materials or orally presented to the Board for consideration that the Advisor wished to disclose in connection with the proposed renewal of the investment advisory agreements between it and the applicable Trusts. Representatives of the Advisor confirmed that there were no additional matters for the Trustees to consider.

Based on all of the material factors explained above, plus a number of other matters that the Trustees are generally required to consider under guidelines developed by the Securities and Exchange Commission, the Trustees concluded that Madison’s contract should be renewed for another year.

Madison Mosaic Government Money Market 17

The Madison Mosaic Family of Mutual Funds

Madison Mosaic Equity Trust
Investors Fund
Balanced Fund
Mid-Cap Fund
Disciplined Equity Fund
Small/Mid-Cap Fund

Madison Institutional Equity Option Fund

Madison Mosaic Income Trust
Government Fund
Intermediate Income Fund
Institutional Bond Fund
Corporate Income Shares (COINS) Fund

Madison Mosaic Tax-Free Trust
Virginia Tax-Free Fund
Tax-Free National Fund

Madison Mosaic Government Money Market

For more complete information on any Madison Mosaic fund, including charges and expenses, request a prospectus by calling 1-800-368-3195. Read it carefully before you invest or send money. This document does not constitute an offering by the distributor in any jurisdiction in which such offering may not be lawfully made. Mosaic Funds Distributor, LLC.

TRANSER AGENT
Madison Mosaic Funds(R)
c/o US Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, WI 53201-0701

TELEPHONE NUMBERS
Shareholder Service
Toll-free nationwide: 888-670-3600

Mosaic Tiles (24 hour automated information)
Toll-free nationwide: 800-336-3600

550 Science Drive
Madison, Wisconsin 53711

(Madison Mosaic logo)

Madsion Mosaic Funds
www.mosaicfunds.com

SEC File Number 811-2910

Item 2. Code of Ethics.

(a) The Trust has adopted a code of ethics that applies to the Trust’s principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions, regardless of whether these individuals are employed by the Trust or a third party. The code was first adopted during the fiscal year ended September 30, 2003.

(c) The code has not been amended since it was initially adopted.

(d) The Trust granted no waivers from the code during the period covered by this report.

(f) Any person may obtain a complete copy of the code without charge by calling Madison Mosaic Funds at 800-368-3195 and requesting a copy of the Madison Mosaic Funds Sarbanes Oxley Code of Ethics.

Item 3. Audit Committee Financial Expert.

In July 2009, James R. Imhoff, an “independent” Trustee and a member of the Trust’s audit committee, was elected to serve as the Trust’s audit committee financial expert among the three Madison Mosaic independent Trustees who so qualify to serve in that capacity.  He succeeded Mr. Lorence R. Wheeler who served in that capacity from July 2008 through July 2009.

Item 4. Principal Accountant Fees and Services.

(a) Audit Fees.  Note that fees are accrued pursuant to the Services Agreement, but are paid directly to the accountants.  Total audit fees paid (or to be paid) to the registrant's principal accountant for the fiscal years ended September 30, 2009 and 2008, respectively, out of the Services Agreement fees collected from all Madison Mosaic Funds were $85,300 ($108,000 including the Madison Strategic Sector Premium Fund, an affiliated closed-end fund ("MSP")) and $88,500 ($111,500 including MSP).  Of these amounts, approximately $4,500 and $5,000, respectively, was or will be attributable to the registrant and the remainder was or will be attributable to audit services provided to other Madison Mosaic Funds registrants.

(b) Audit-Related Fees.  Not applicable.

(c) Tax-Fees.  Not applicable.

(d) All Other Fees. Not applicable.

(e) (1) Before any accountant is engaged by the registrant to render audit or non-audit services, the engagement must be approved by the audit committee as contemplated by paragraph (c)(7)(i)(A) of Rule 2-01of Regulation S-X.

     (2) Not applicable.

(f) Not applicable.

(g) Not applicable.

(h) Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments

Schedule included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.  Submission of Matters to a Vote of Security Holders.

The Trust does not normally hold shareholder meetings.  There have been no changes to the Trust's procedures during the period covered by this report.

Item 11. Controls and Procedures.

(a) The Trust’s principal executive officer and principal financial officer determined that the Trust’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the "Act")) are effective, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934 within 90 days of the date of this report. There were no significant changes in the Trust’s internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation. The officers identified no significant deficiencies or material weaknesses.

(b) There were no changes in the Trust's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Trust's internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Code of ethics referred to in Item 2 (no change from the previously filed Code).

(a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Act.

(b) Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Act.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

Madison Mosaic Government Money Market Trust

By: (signature)

W. Richard Mason, CCO and Assistant Secretary

Date: November 23, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By: (signature)

Katherine L. Frank, Chief Executive Officer

Date: November 23, 2009

By:  (signature)

Greg Hoppe, Chief Financial Officer

Date: November 23, 2009